UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  October 26, 2011

Power of the Dream Ventures, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-52289	51-0597895
(Commission File Number)	(IRS Employer Identification No.)

1095 Budapest, Soroksari ut 94-96, Hungary
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code:	+36-1-456-6061

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2011 Power of the Dream Ventures, Inc. (the Company”) entered into an equity exchange agreement (the “Agreement”) with each of Messrs. Viktor Rozsnyay (“Rozsnyay”) and Daniel Kun, Jr. (“Kun”).  Mr. Rozsnyay is President, CEO and Chairman of the Board of Directors of the Company and Mr. Kun is its Vice-President.

Each Agreement is identical and provides in summary form as follows: each of Messrs. Rozsnyay and Kun will deliver twelve million (12,000,000) shares of their shares of common stock (respectively the “Rozsnyay Shares” and the “Kun Shares” and together the “Exchange Shares”) of the Company to the Company for cancellation immediately. The Agreement provides that the Exchange Shares so delivered will be returned to the treasury of the Company as unauthorized shares of common stock and will become available for subsequent issuance by the Company from time to time.  In return for the surrender of the Exchange Shares, the Company will issue and deliver two million (2,000,000) restricted shares of a new class of Series A Preferred shares (the “Series A Preferred”) at the time and having the characteristics described below. The Agreement provides that if the Series A Preferred shares are not authorized, issued and delivered to Messrs. Rozsnyay and Kun within 60 days from October 26, 2011, then the Exchange Shares will be reissued to Messrs. Rozsnyay and Kun.

On October 26, 2011 the Company’s Board of Directors and the holders of a majority of the Company’s issued and outstanding shares of common stock, authorized the creation of a new class of two million (2,000,000) Series A Preferred shares (the “Series A Preferred”) having the characteristics described below through filing an amendment (the “Amendment”) to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  The Amendment will be filed with the Delaware Secretary of State not less than twenty (20) days after the Company’s filing of a definitive information statement on Schedule 14C under the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), with the Securities and Exchange Commission (the “Commission”) and the mailing of the definitive information statement  to the stockholders of the Company upon a record date to be determined.

The characteristics of the Series A Preferred shares are as follows:

(i)

each Series A Preferred share shall have forty (40)  votes and shall vote together with the shares of the Company’s common stock on all matters presented to the Company shareholders for a vote;

(ii)

at the option of the holder of a Series A Preferred share, each share of Series A Preferred shall be convertible into twelve (12) shares of the Company’s common stock at a rate of 12 shares of common stock for each share of Series A Preferred in accordance with the following timetable: one hundred thousand (100,000) shares of Series A Preferred may be converted each calendar year beginning with the calendar year January 1, 2014, such that each Holder may convert 100,000 Series A Preferred into 1,200,000 shares of common stock on January 1, 2014 and an additional 100,000 shares of Series A Preferred on each January 1 thereafter until all Series A Preferred have been converted; and further provided, that the right of conversion shall be cumulative and not expire until all shares of Series A Preferred have been converted;

(iii)

each share of Series A Preferred shall participate in all distributions or dividends of the Company on an “as if” fully converted basis except that (1) in the event of any stock dividend or other equity distribution by the Company of (1) its own shares or (2) of the shares of common stock or other form of equity, such as but not limited to warrants, options or rights, of any other corporation or entity that are owned by the Company, each Series A Preferred share shall receive fifteen (15) shares of common stock or the equivalent in any other form of equity, and (2) on liquidation of the Company the holder of each Series A Preferred share shall first be paid the par value of the share of Series A Preferred, and then participate on an “as if” fully converted basis with all holders of issued and outstanding shares of common stock participating in the liquidating distribution, in full satisfaction of all  liquidation preferences under the Amendment;

(iv)

each share of Series A Preferred shall not be entitled to any right of redemption;

(v)

each share of Series A Preferred shall not be entitled to pre-emptive right with respect to any subsequent issue of securities by the Company;

(vi)

each holder of a Series A Preferred share shall be entitled to receive all Company reports sent to the holders of the Company’s common stock;

(vii)

each share of Series A Preferred shall bear a restricted legend prohibiting sale, transfer or other disposition of the shares represented by the certificate   except in accordance with all applicable Federal and state securities laws.

The issuance of the Series A Preferred shares in exchange for the Exchange Shares is exempt from registration under Section 4(2) of  the Securities Act of 1933, as amended (the “Securities Act”) as a transaction by an issuer not involving any public offering.

Item 3.02  Unregistered Sales of  Equity Securities.

 On October 26, 2011 the Company entered into an equity exchange agreement (the “Agreement”) with each of Messrs. Viktor Rozsnyay (“Rozsnyay”) and Daniel Kun, Jr. (“Kun”).  Mr. Rozsnyay is President, CEO and Chairman of the Board of Directors of the Company and Mr. Kun is its Vice-President.

Each Agreement is identical and provides in summary form as follows: each of Messrs. Rozsnyay and Kun will deliver twelve million (12,000,000) shares of their shares of common stock (respectively the “Rozsnyay Shares” and the “Kun Shares” and together the “Exchange Shares”) of the Company to the Company for cancellation immediately. The Agreement provides that the Exchange Shares so delivered will be returned to the treasury of the Company as unauthorized shares of common stock and will become available for subsequent issuance by the Company from time to time.  In return for the surrender of the Exchange Shares, the Company will issue and deliver two million (2,000,000) restricted shares of a new class of Series A Preferred shares (the “Series A Preferred”) at the time and having the characteristics described below. The Agreement provides that if the Series A Preferred shares are not authorized, issued and delivered to Messrs. Rozsnyay and Kun within 60 days from October 26, 2011, then the Exchange Shares will be reissued to Messrs. Rozsnyay and Kun.

On October 26, 2011 the Company’s Board of Directors and the holders of a majority of the Company’s issued and outstanding shares of common stock, authorized the creation of a new class of two million (2,000,000) Series A Preferred shares (the “Series A Preferred”) having the characteristics described below through filing an amendment (the “Amendment”) to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  The Amendment will be filed with the Delaware Secretary of State not less than twenty (20) days after the Company’s filing of a definitive information statement on Schedule 14C under the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), with the Securities and Exchange Commission (the “Commission”) and the mailing of the definitive information statement  to the stockholders of the Company upon a record date to be determined.

The characteristics of the Series A Preferred shares are as follows:

(i)

each Series A Preferred share shall have forty (40)  votes and shall vote together with the shares of the Company’s common stock on all matters presented to the Company shareholders for a vote;

(ii)

at the option of the holder of a Series A Preferred share, each share of Series A Preferred shall be convertible into twelve (12) shares of the Company’s common stock at a rate of 12 shares of common stock for each share of Series A Preferred in accordance with the following timetable: one hundred thousand (100,000) shares of Series A Preferred may be converted each calendar year beginning with the calendar year January 1, 2014, such that each Holder may convert 100,000 Series A Preferred into 1,200,000 shares of common stock on January 1, 2014 and an additional 100,000 shares of Series A Preferred on each January 1 thereafter until all Series A Preferred have been converted; and further provided, that the right of conversion shall be cumulative and not expire until all shares of Series A Preferred have been converted;

(iii)

each share of Series A Preferred shall participate in all distributions or dividends of the Company on an “as if” fully converted basis except that (1) in the event of any stock dividend or other equity distribution by the Company of (1) its own shares or (2) of the shares of common stock or other form of equity, such as but not limited to warrants, options or rights, of any other corporation or entity that are owned by the Company, each Series A Preferred share shall receive fifteen (15) shares of common stock or the equivalent in any other form of equity, and (2) on liquidation of the Company the holder of each Series A Preferred share shall first be paid the par value of the share of Series A Preferred, and then participate on an “as if” fully converted basis with all holders of issued and outstanding shares of common stock participating in the liquidating distribution, in full satisfaction of all  liquidation preferences under the Amendment;

(iv)

each share of Series A Preferred shall not be entitled to any right of redemption;

(v)

each share of Series A Preferred shall not be entitled to pre-emptive right with respect to any subsequent issue of securities by the Company;

(vi)

each holder of a Series A Preferred share shall be entitled to receive all Company reports sent to the holders of the Company’s common stock;

(vii)

each share of Series A Preferred shall bear a restricted legend prohibiting sale, transfer or other disposition of the shares represented by the certificate   except in accordance with all applicable Federal and state securities laws.

The issuance of the Series A Preferred shares in exchange for the Exchange Shares is exempt from registration under Section 4(2) of  the Securities Act of 1933, as amended (the “Securities Act”) as a transaction by an issuer not involving any public offering.

Item 5.01 Changes in Control of Registrant.

(a) As of September 30, 2011, the Company has 200,000,000 shares of common stock authorized for issuance, of which 57,970,344 shares are issued and outstanding.  Messrs. Viktor Rozsnyay and Daniel Kun, Jr., respectively the President, CEO and Chairman of the Board of Directors of the Company, and Vice President of the Company own the following shares of common stock of the Company that represent the percent of voting shares of the Company common stock indicated:

Table 1

Name	Number of Shares of Common Stock	Percentage
Daniel Kun, Jr.	14,430,000	24.89%
Viktor Rozsnyay	13,909,900	23.99%

On October 26, 2011 the Company entered into an equity exchange agreement (the “Agreement”) with each of Messrs. Rozsnyay and Kun.  Each Agreement is identical and provides in summary form as follows: each of Messrs. Rozsnyay and Kun will deliver twelve million (12,000,000) shares of their shares of common stock (respectively the “Rozsnyay Shares” and the “Kun Shares” and together the “Exchange Shares”) of the Company to the Company for cancellation immediately. The Agreement provides that the Exchange Shares so delivered will be returned to the treasury of the Company as unauthorized shares of common stock and will become available for subsequent issuance by the Company from time to time.  As a result of the Agreement, immediately following the return of the Exchange Shares for cancellation Messrs. Rozsnyay and Kun will own the following shares representing the following voting percentages of shares of common stock issued and outstanding as set forth below:

Table 2

Name	Number of Shares of Common Stock	Percentage[1]
Daniel Kun, Jr.	2,430,000	4.19%
Viktor Rozsnyay	1,909,900	3.29%

In return for the surrender of the Exchange Shares, the Company will issue and deliver two million (2,000,000) restricted shares of a new class of Series A Preferred shares (the “Series A Preferred”) which, among other characteristics, have the right to vote on an “as if” fully converted basis of 40 shares of common stock for each share of Series A Preferred. The Company’s ability to authorize and issue the Series A Preferred depends upon making certain filings under the Exchange Act with the Commission, mailing a definitive information statement to its stockholders and filing an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware.

Therefore, assuming the Series A Preferred shares are issued to Messrs. Rozsnyay and Kun as required by the Agreement,  upon such issuance Messrs. Rozsnyay and Kun will own the following shares representing the following voting percentages of shares of common stock issued and outstanding as set forth below:

Table 3

Name	Number of Shares of Common Stock[2]	Percentage[3]
Daniel Kun, Jr.	42,430,000	37.23%
Viktor Rozsnyay	41,909,900	36.77%

The Agreement provides that if the Series A Preferred shares are not authorized, issued and delivered to Messrs. Rozsnyay and Kun within 60 days from October 26, 2011, then the Exchange Shares will be reissued to Messrs. Rozsnyay and Kun. In such event, the respective voting percentages of Messrs. Rozsnyay and Kun will revert to those set forth in Table 1 above (assuming no other share issuances by the Company during the 60 day period).

The consideration for the issuance of the shares of Series A Preferred is the surrender of 12,000,000 shares of common stock by each of Messrs. Rozsnyay and Kun.

______________________

1 This percentage assumes the retirement of 24,000,000 shares of common stock and  is calculated against a total number of 33,970,344 issued and outstanding shares of common stock as of September 30, 2011

2 This assumes voting of all 2,000,000 Series A Preferred on an “as if” fully converted basis at the rate of 40 shares of common stock for each share of Series A Preferred.

3 This assumes voting of all 2,000,000 Series A Preferred on an “as if” fully converted basis at the rate of 40 shares of common stock for each share of Series A Preferred.

Item 5.02 Departure of Directors or Certain Officers; Election 0f Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On October 26, 2011 the Company entered into an equity exchange agreement (the “Agreement”) with each of Messrs. Viktor Rozsnyay (“Rozsnyay”) and Daniel Kun, Jr. (“Kun”).  Mr. Rozsnyay is President, CEO and Chairman of the Board of Directors of the Company and Mr. Kun is its Vice-President.

Each Agreement is identical and provides in summary form as follows: each of Messrs. Rozsnyay and Kun will deliver twelve million (12,000,000) shares of their shares of common stock (respectively the “Rozsnyay Shares” and the “Kun Shares” and together the “Exchange Shares”) of the Company to the Company for cancellation immediately. The Agreement provides that the Exchange Shares so delivered will be returned to the treasury of the Company as unauthorized shares of common stock and will become available for subsequent issuance by the Company from time to time.  In return for the surrender of the Exchange Shares, the Company will issue and deliver two million (2,000,000) restricted shares of a new class of Series A Preferred shares (the “Series A Preferred”) at the time and having the characteristics described below. The Agreement provides that if the Series A Preferred shares are not authorized, issued and delivered to Messrs. Rozsnyay and Kun within 60 days from October 26, 2011, then the Exchange Shares will be reissued to Messrs. Rozsnyay and Kun.

On October 26, 2011 the Company’s Board of Directors and the holders of a majority of the Company’s issued and outstanding shares of common stock, authorized the creation of a new class of two million (2,000,000) Series A Preferred shares (the “Series A Preferred”) having the characteristics described below through filing an amendment (the “Amendment”) to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  The Amendment will be filed with the Delaware Secretary of State not less than twenty (20) days after the Company’s filing of a definitive information statement on Schedule 14C under the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), with the Securities and Exchange Commission (the “Commission”) and the mailing of the definitive information statement  to the stockholders of the Company upon a record date to be determined.

The characteristics of the Series A Preferred shares are as follows:

(i)

each Series A Preferred share shall have forty (40)  votes and shall vote together with the shares of the Company’s common stock on all matters presented to the Company shareholders for a vote;

(ii)

at the option of the holder of a Series A Preferred share, each share of Series A Preferred shall be convertible into twelve (12) shares of the Company’s common stock at a rate of 12 shares of common stock for each share of Series A Preferred in accordance with the following timetable: one hundred thousand (100,000) shares of Series A Preferred may be converted each calendar year beginning with the calendar year January 1, 2014, such that each Holder may convert 100,000 Series A Preferred into 1,200,000 shares of common stock on January 1, 2014 and an additional 100,000 shares of Series A Preferred on each January 1 thereafter until all Series A Preferred have been converted; and further provided, that the right of conversion shall be cumulative and not expire until all shares of Series A Preferred have been converted;

(iii)

each share of Series A Preferred shall participate in all distributions or dividends of the Company on an “as if” fully converted basis except that (1) in the event of any stock dividend or other equity distribution by the Company of (1) its own shares or (2) of the shares of common stock or other form of equity, such as but not limited to warrants, options or rights, of any other corporation or entity that are owned by the Company, each Series A Preferred share shall receive fifteen (15) shares of common stock or the equivalent in any other form of equity, and (2) on liquidation of the Company the holder of each Series A Preferred share shall first be paid the par value of the share of Series A Preferred, and then participate on an “as if” fully converted basis with all holders of issued and outstanding shares of common stock participating in the liquidating distribution, in full satisfaction of all  liquidation preferences under the Amendment;

(iv)

each share of Series A Preferred shall not be entitled to any right of redemption;

(v)

each share of Series A Preferred shall not be entitled to pre-emptive right with respect to any subsequent issue of securities by the Company;

(vi)

each holder of a Series A Preferred share shall be entitled to receive all Company reports sent to the holders of the Company’s common stock;

(vii)

each share of Series A Preferred shall bear a restricted legend prohibiting sale, transfer or other disposition of the shares represented by the certificate   except in accordance with all applicable Federal and state securities laws.

The issuance of the Series A Preferred shares in exchange for the Exchange Shares is exempt from registration under Section 4(2) of  the Securities Act of 1933, as amended (the “Securities Act”) as a transaction by an issuer not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power of the Dream Ventures, Inc.

________________________

    Registrant

Date October 28, 2011

/s/ Viktor Rozsnyay

(Signature)

Viktor Rozsnyay, President and

Chief Executive Officer